UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2016

MANAGED FUTURES PREMIER GRAHAM L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-25603	13-4018068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of January 1, 2016, Ceres Managed Futures LLC, the general partner of the Registrant, amended and restated the Registrant’s limited partnership agreement made as of July 15, 1998, which was previously amended and restated as of March 26, 2002, April 28, 2004, April 25, 2005, April 2, 2007, September 16, 2010, and November 30, 2012, in order to reflect changes to establish certain voting rights for groups of limited partners of the Registrant.

A copy of the Seventh Amended and Restated Limited Partnership Agreement of the Registrant is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith.

Exhibit No.	Description
3.1	Seventh Amended and Restated Limited Partnership Agreement of the Registrant, dated as of January 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER GRAHAM L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan President and Director

Date: January 7, 2016